                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                                  GREEN TREE FINANCIAL CORP.



                                              BY: /s/ Phyllis A. Knight
                                                  ----------------------------
                                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996

                                     CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                                     TRUST ACCOUNT #80-4139100
                                     REMITTANCE DATE: 12/16/96

                                                    Total $           Per $1,000
                                                    Amount             Original
                                                   ---------          ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $5,706,091.84
(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00
(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         5,706,091.84
A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate (5.95%)            5.95%
         b. Class A-1 Interest                      157,445.40        3.42272609
         c. Class A-2 Remittance Rate (6.30%)            6.30%
         d. Class A-2 Interest                      210,000.00        5.25000000
         e. Class A-3 Remittance Rate (6.50%)            6.50%
         f. Class A-3 Interest                      178,750.00        5.41666667
         g. Class A-4 Remittance Rate (6.80%)            6.80%
         h. Class A-4 Interest                      481,666.67        5.66666671
         i. Class A-5 Remittance Rate (7.15%)            7.15%
         j. Class A-5 Interest                      166,833.33        5.95833321
         k. Class A-6 Remittance Rate (7.40%)            7.40%
         i. Class A-6 Interest                      407,000.00        6.16666667
         k. Class A-7 Remittance Rate (7.90%,
            unless Weighted Average Contract
            rate is below (7.90%)                        7.90%
         l. Class A-7 Interest                      678,807.50        6.58333333
     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                      .00               .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 2

                                     CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                     TRUST ACCOUNT #80-4139100
                                     REMITTANCE DATE: 12/16/96

                                                    Total $           Per $1,000
                                                    Amount             Original
                                                   ---------          ----------
     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall             .00               .00

B.   Principal
     (5)  Formula Principal Distribution Amount   1,897,894.10               N/A
          a. Scheduled Principal                    529,380.56               N/A
          b. Principal Prepayments                  903,450.50               N/A
          c. Liquidated Contracts                   152,983.74               N/A
          d. Repurchases                                   .00               N/A
          e. Current Month Advanced Principal       845,438.69               N/A
          f. Prior Month Advanced Principal        (533,359.39)              N/A

     (6)  Pool Scheduled Principal Balance      459,386,029.38

     (6b) Adjusted Pool Principal Balance       458,540,590.69      965.98964067
     (6c) Pool Factor                               0.96598964

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
          Date                                          92.27%

     (9)  Class A Percentage for the following
          Remittance Date                               92.24%

     (10) Class A Principal Distribution:
          a. Class A-1                            1,897,894.10       41.25856739
          b. Class A-2                                     .00               .00
          c. Class A-3                                     .00               .00
          d. Class A-4                                     .00               .00
          e. Class A-5                                     .00               .00
          f. Class A-6                                     .00               .00
          g. Class A-7                                     .00               .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                    Page 3

                                                     CUSIP#'S 393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 12/16/96

                                                    Total $           Per $1,000
                                                    Amount             Original
                                                   ---------          ----------
     (11)  Class A-1 Principal Balance           29,855,799.69      649.03912370
     (11a) Class A-1 Pool Factor                     .64903912

     (12)  Class A-2 Principal Balance           40,000,000.00      1000.0000000
     (12a) Class A-2 Pool Factor                    1.00000000

     (13)  Class A-3 Principal Balance           33,000,000.00      1000.0000000
     (13a) Class A-3 Pool Factor                    1.00000000

     (14)  Class A-4 Principal Balance           85,000,000.00      1000.0000000
     (14a) Class A-4 Pool Factor                    1.00000000

     (15)  Class A-5 Principal Balance           28,000,000.00      1000.0000000
     (15a) Class A-5 Pool Factor                    1.00000000

     (16)  Class A-6 Principal Balance           66,000,000.00      1000.0000000
     (16a) Class A-6 Pool Factor                    1.00000000

     (17)  Class A-7 Principal Balance          103,110,000.00      1000.0000000
     (17a) Class A-7 Pool Factor                    1.00000000

     (18)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                    Page 4

                                                     CUSIP#'S 393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 12/16/96


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19) 31-59 days                                3,845,779.69             117

     (20) 60 days or more                           2,783,717.26              86

     (21) Current Month Repossessions                 665,415.00              22

     (22) Repossession Inventory                    1,635,776.48              54


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

     (23) Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current Remittance Date       .61%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                  .50%

     (24) Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current Remittance Date      .84%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                  .75%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                    Page 5

                                                   CUSIP#'S  393505-
                                                   MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 12/16/96

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5%
          from May 1, 2000 to April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and and 9.5% thereafter)          .03%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date                       32,910.81

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding Remittance and for current
          Remittance Date; may not exceed 2.25%)                                          .09%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B Principal Balance
          (before distributions on current Remittance Date) divided by Pool
          Scheduled Principal Balance as of preceding Remittance Date (must
          equal or exceed 25.5%)                                                        15.98%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date greater than $7,437,576.00          .00

     (b)  Class B Principal Balance (before any distributions on current
          Remittance Date) divided by pool Scheduled Principal Balance as of
          preceding Remittance Date is equal to or greater than 12.00%                   7.73%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                     Page 6

                                                   CUSIP NO. 393505MR0
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 12/16/96


                                                 Total $     Per $1,000
                                                  Amount       Original
                                                  ------    -----------
CLASS M1 CERTIFICATES
---------------------
(29) Amount available (including
     Monthly Servicing Fee)                 1,527,694.84

A.   Interest
(30) Aggregate Interest
     a.  Class M-1 Remittance Rate (7.75%,
         unless Weighted Average Contract
         Rate is below 7.75%)                       7.75%
     b.  Class M-1 Interest                   245,255.21      6.4583338

(31) Amount applied to Class M-1 Interest
      Deficiency Amount                              .00              0

(32) Remaining unpaid Class M-1 Interest
      Deficiency Amount                              .00              0

(33) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall         .00              0

(34) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall         .00              0

B.   Principal
(35) Formula Principal Distribution Amount           .00            N/A
     a.  Scheduled Principal                         .00            N/A
     b.  Principal Prepayments                       .00            N/A
     c.  Liquidated Contracts                        .00            N/A
     d.  Repurchases                                 .00            N/A

(36) Class M-1 Principal Balance           37,975,000.00  1000.00000000
(36a)Class M-1 Pool Factor                    1.00000000

(37) Class M-1 Percentage for such Remittance Date   .00%

(38) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                         .00     0.00000000

     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance Date    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 7

                                            CUSIP NO. 393505 MS8, MT6
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE: 12/16/96



                                                          Total $            Per $1,000
                                                          Amount              Original
                                                          -------           -----------
     (39) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                              .00

     (40) Class M-1 Percentage for the following
          Remittance Date                                   .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                1,282,439.63

(2)  Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below 7.80%)                                          7.80%

(3)  Aggregate Class B1 Interest                     123,402.50          6.50000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                  .00                 .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                     .00                 .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                      .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                      .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date               .00

(8a) Class B Percentage for such Remittance Date            .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                 .00


                 GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
          PASS-THROUGH CERTIFICATES, SERIES 1996-4
                  CLASS M1 CERTIFICATES
                    MONTHLY REPORT
                     November 1996                 CUSIP NO. 393505 MS8, MT6
                        Page 8                     TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 12/16/96


                                                  Total $          Per $1,000
                                                  Amount            Original
                                             ----------------    --------------
     (10a) Class B1 Principal Shortfall                   .00

     (10b) Unpaid Class B1 Principal Shortfall            .00

     (11)  Class B Principal Balance            35,599,791.00

     (12)  Class B1 Principal Balance           18,985,000.00


Class B2 Certificates
---------------------
(13) Remaining Amount Available                  1,159,037.13

(14) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                            8.10%

(15) Aggregate Class B2 Interest                   112,149.84      6.75000005

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                .00             .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                   .00             .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date             .00

(19) Class B2 Principal Liquidation Loss Amount           .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                 .00

(21) Guarantee Payment                                    .00

(22) Class B2 Principal Balance                 16,614,791.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996         CUSIP NO. 393505 MS8, MT6
                                   Page 9              TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 12/16/96


                                                              Total $              Per $1,000
                                                               Amount               Original
                                                            -----------            -----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                        192,071.60

(24) 3% Guarantee Fee                                        854,815.69

(25) Class C Residual Payment                                       .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                                .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                                .00

(28) Repossessed Contracts                                   665,415.00

(29) Repossessed Contracts Remaining
     in Inventory                                          1,635,776.48

(30) Weighted Average Contract Rate                            10.04865


                                     GTFC
                                    1996-4
                                 November 1996
                              Defaulted Contracts

                                                       Estimated
                                                        Loss At
Account#    Principal     Interest      Amount         Sale Date
--------   -----------    --------    -----------     -----------
21319934     21,974.80     136.97       22,111.77       6,402.79
23318454     22,480.59     140.12       22,620.71         (83.39)
70310090     19,196.94     119.66       19,316.60       8,679.98
74321750     16,468.83     102.65       16,571.48       5,159.18
75328259     17,692.83     110.28       17,803.11       5,012.64
95328790     30,595.26     190.71       30,785.97            .00
96321946     24,574.49     153.18       24,727.67       6,222.87

TOTALS     $152,983.74    $953.57     $153,937.31     $31,394.07
           ===========    =======     ===========     ==========